Exhibit 10.5 THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. INTERCOMPANY SALES AGREEMENT This Intercompany Sales Agreement (the “Intercompany Sales Agreement”), dated as of July 20, 2015, is entered into by and among GT Advanced Technologies Limited (“GT Hong Kong”), a Hong Kong limited liability company, GTAT Corporation (“GTAT Corp.”), a Delaware corporation, and GT Advanced Equipment Holding LLC (“GT SPE”), a Delaware limited liability company. GT Hong Kong, GTAT Corp., and GT SPE are referred to herein each as a “Party” and, collectively, as the “Parties.” RECITALS WHEREAS, on October 6, 2014 (the “Petition Date”), GTAT Corp., GT Hong Kong, GT SPE, GT Advanced Technologies, Inc. (“GT Parent”), GT Equipment Holdings, Inc., Lindbergh Acquisition Corp., GT Sapphire Systems Holding LLC, GT Advanced Cz LLC and GT Sapphire Systems Group LLC (collectively, “GTAT” or the “Debtors”) filed chapter 11 cases (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the District of New Hampshire (the “Bankruptcy Court”); WHEREAS, GTAT Corp. and GT SPE collectively own more than 2,100 ASF Furnaces (as defined below), and GT Hong Kong owns approximately 240 ASF Furnaces; WHEREAS, GT Hong Kong and GTAT Corp. are parties to: (a) that certain License Agreement, effective as of April 1, 2011, as modified by that certain Sapphire Transfer Pricing Analysis and Report for Fiscal Year Ended March 31, 2012, issued January 21, 2013 (the “ASF License Agreement”); (b) that certain Agreement for Sharing Development Costs, effective as of April 11, 2011 (the “Cost Sharing Agreement”); (c) that certain License Agreement, effective as of July 5, 2010, as modified by that certain Amendment No. 1 to License Agreement, effective as of April 3, 2011, and as further modified by that certain Polysilicon Transfer Pricing Analysis and Report for the Calendar Year Ended December 31, 2013 (the “Poly/DSS License Agreement”); (d) that certain Management and Administrative Services Agreement, effective as of July 5, 2010 (the “2010 Services Agreement”); and (e) that certain Management and Administrative Services Agreement, effective as of April 3, 2011 (the “2011 Services Agreement” and, together with the ASF License Agreement, the Cost Sharing Agreement, the Poly/DSS License Agreement, and the 2010 Services Agreement, the “Prepetition Intercompany Agreements”); WHEREAS, under the ASF License Agreement, GTAT Corp. granted GT Hong Kong, among other things, the exclusive right and license (without reservation of right to GTAT Corp.) to make, have made, assemble, have assembled, use, sell, and/or import ASF Furnaces in all countries outside of the United States;

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. 2 WHEREAS, under the Cost Sharing Agreement, (a) GTAT Corp. and GT Hong Kong agreed, among other things, to share the costs of the development of improvements to the original technology platform licensed under the ASF License Agreement (such improvements, the “Improvements”) and (b) GTAT Corp. and GT Hong Kong each received the exclusive right and licenses (without reservation of right of the other party) to make, use, sell and/or import, copy, display, create derivative works, or otherwise exploit the Improvements within each party’s respective territory; WHEREAS, GTAT Corp. asserts that (a) it did not provide the most recent version of 165 kg ASF Furnace technology to GT Hong Kong prior to the Petition Date and (b) even if it has a legal obligation to provide such technology to GT Hong Kong, GT Hong Kong must first pay its share of the development costs for such technology under the Cost Sharing Agreement; WHEREAS, under the current structure of the ASF License Agreement and the Cost Sharing Agreement, GTAT Corp., GT SPE, and GT Hong Kong require each other’s cooperation in order to sell any of their ASF Furnaces outside the United States; WHEREAS, following extensive good faith, arm’s-length negotiations among GTAT Corp., GT SPE, GT Hong Kong, certain unaffiliated holders of notes issued by GT Parent, and other parties in interest, GTAT Corp., GT SPE, and GT Hong Kong have agreed to enter into that certain Intercompany Settlement Agreement, dated as of July 20, 2015 (the “Intercompany Settlement Agreement”), which resolves numerous intercompany issues between and among the Parties, including, without limitation, with respect to the sale of their ASF Furnaces in the marketplace and the sharing of proceeds from such sales among them; WHEREAS, under the Intercompany Settlement Agreement, among other things, GT Hong Kong has agreed to issue to GTAT Corp. (a) that certain Priority Note, dated July 20, 2015 (the “Priority Note”) (a copy of which is annexed to the Intercompany Settlement Agreement), to satisfy certain post-petition administrative expense claims by GTAT Corp. against GT Hong Kong, and (b) that certain Contingent Note, dated July 20, 2015 (the “Contingent Note”) (a copy of which is annexed to the Intercompany Settlement Agreement), to satisfy, among other things, the cure costs under the Prepetition Intercompany Agreements; and WHEREAS, the Parties desire, subject to the terms of the Intercompany Settlement Agreement and in accordance with the terms of this Intercompany Sales Agreement, to allocate among the Parties certain rights, responsibilities, and obligations arising from purchase orders, purchase agreements, invoices, and/or other purchase documentation (each, a “Purchase Order”) to be entered into, performed under, accepted, or issued by GT Hong Kong and certain third parties located outside of the United States (each such third party, a “Customer”) and pursuant to which GT Hong Kong will be obligated to sell ASF Furnaces to such Customers. NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the Parties agree as follows:

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. 3 1. DEFINITIONS For purposes of this Agreement, the following definitions shall apply to the terms set forth below wherever they appear: 1.1 “Accounts” has the meaning set forth in Article 9 of the New York Uniform Commercial Code. 1.2 “Approval Order” has the meaning set forth in Section 6.2 hereof. 1.3 “Approval Date” means the date on which the Approval Order is entered by the Bankruptcy Court. 1.4 “ASF Furnaces” means (a) advanced sapphire furnaces and (b) all components, parts, processes, and accessories associated therewith. 1.5 “Combined Sale” has the meaning set forth in Section 3.4 hereof. 1.6 “Debenture” means that certain Debenture between GT Hong Kong, GTAT Corp., and GT SPE, dated as of July 20. 1.7 “GT Hong Kong ASF Furnaces” means ASF Furnaces owned by GT Hong Kong as of the date of this Intercompany Sales Agreement. 1.8 “GT SPE ASF Furnaces” means ASF Furnaces owned by GT SPE as of the date of this Intercompany Sales Agreement. 1.9 “GT SPE Collateral” means (a) all of GT Hong Kong’s now owned or hereafter acquired Accounts that in any way relate to ASF Furnaces that are or were the subject of Intercompany Sales made by GT SPE to GT Hong Kong, (b) all of GT Hong Kong’s now owned or hereafter acquired Letter-of-Credit Rights that in any way relate to ASF Furnaces that are or were the subject of Intercompany Sales made by GT SPE to GT Hong Kong, (c) all of GT Hong Kong’s now owned or hereafter acquired rights in and to Supporting Obligations (including guarantees and Letter-of-Credit Rights) that in any way relate to ASF Furnaces that are or were the subject of Intercompany Sales made by GT SPE to GT Hong Kong, (d) all of GT Hong Kong’s now owned or hereafter acquired (i) rights of reclamation, replevin, or recovery, (ii) mechanic’s liens or other liens, (iii) rights of setoff, and (iv) other rights or remedies, in each case, that in any way relate to ASF Furnaces that are or were the subject of Intercompany Sales made by GT SPE to GT Hong Kong, (e) all of GT Hong Kong’s now owned or hereafter acquired rights in respect of returned goods arising in relation to ASF Furnaces that were the subject of Intercompany Sales made by GT SPE to GT Hong Kong, (f) all of GT Hong Kong’s now owned or hereafter acquired rights in any deposits in relation to ASF Furnaces that were

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. 4 the subject of Intercompany Sales made by GT SPE to GT Hong Kong, and (g) any and all proceeds of any of the foregoing. 1.10 “GTAT Corp. ASF Furnaces” means ASF Furnaces owed by GTAT Corp. as of the date of this Intercompany Sales Agreement. 1.11 “GTAT Corp. Collateral” means (a) all of GT Hong Kong’s now owned or hereafter acquired Accounts that in any way relate to ASF Furnaces that are or were the subject of Intercompany Sales made by GTAT Corp. to GT Hong Kong, (b) all of GT Hong Kong’s now owned or hereafter acquired Letter-of-Credit Rights that in any way relate to ASF Furnaces that are or were the subject of Intercompany Sales made by GTAT Corp. to GT Hong Kong, (c) all of GT Hong Kong’s now owned or hereafter acquired rights in and to Supporting Obligations (including guarantees and Letter-of-Credit Rights) that in any way relate to ASF Furnaces that are or were the subject of Intercompany Sales made by GTAT Corp. to GT Hong Kong, (d) all of GT Hong Kong’s now owned or hereafter acquired (i) rights of reclamation, replevin, or recovery, (ii) mechanic’s liens or other liens, (iii) rights of setoff, and (iv) other rights or remedies, in each case, that in any way relate to ASF Furnaces that are or were the subject of Intercompany Sales made by GTAT Corp. to GT Hong Kong, (e) all of GT Hong Kong’s now owned or hereafter acquired rights in respect of returned goods arising in relation to ASF Furnaces that were the subject of Intercompany Sales made by GTAT Corp. to GT Hong Kong, (f) all of GT Hong Kong’s now owned or hereafter acquired rights in any deposits in relation to ASF Furnaces that were the subject of Intercompany Sales made by GTAT Corp. to GT Hong Kong, and (g) any and all proceeds of any of the foregoing. 1.12 “Intercompany Sale” has the meaning set forth in Section 2.1 hereof. 1.13 “Letter-of-Credit Rights” has the meaning set forth in Article 9 of the New York Uniform Commercial Code. 1.14 “Mesa ASF Price” has the meaning set forth in Section 2.4 hereof. 1.15 “Mesa ASF Furnaces” means, collectively, the GTAT Corp. ASF Furnaces and the GT SPE ASF Furnaces. 1.16 “Supporting Obligations” has the meaning set forth in Article 9 of the New York Uniform Commercial Code. 2. INTERCOMPANY SALE OF MESA ASF FURNACES 2.1 Intercompany Sales. In furtherance of Purchase Orders,

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. 5 (a) GTAT Corp. agrees to sell GTAT Corp. ASF Furnaces to GT Hong Kong, and GT Hong Kong agrees to purchase such GTAT Corp. ASF Furnaces from GTAT Corp., and (b) GT SPE agrees to sell GT SPE ASF Furnaces to GT Hong Kong, and GT Hong Kong agrees to purchase such GT SPE ASF Furnaces from GT SPE (all such sales described in clauses (a) and (b), the “Intercompany Sales”), which ASF Furnaces GT Hong Kong shall, immediately thereafter, resell to Customers pursuant to such Purchase Orders; provided, however, that no Intercompany Sales shall occur unless and until GT Hong Kong has sold all GT Hong Kong ASF Furnaces, except in the case where a Customer requests the purchase a Mesa ASF Furnace. GTAT Corp. and GT SPE shall not be obligated to sell any ASF Furnaces to GT Hong Kong, and GT Hong Kong shall not be obligated to purchase any ASF Furnaces from GTAT Corp. or GT SPE, unless and until such ASF Furnaces are necessary for GT Hong Kong to satisfy an executed Purchase Order with a Customer. Neither GTAT Corp. nor GT SPE shall be obligated to acquire goods in order to sell them to GT Hong Kong as Mesa ASF Furnaces and their obligations to sell to GT Hong Kong shall only extend to Mesa ASF Furnaces owned by them as of the date hereof. Nothing herein shall preclude GTAT Corp. or GT SPE, on the one hand, and GT Hong Kong, on the other hand, from separately agreeing to purchase and sell components for ASF Furnaces from each other on customary business terms. 2.2 Closing. The closing of any Intercompany Sale of Mesa ASF Furnaces to GT Hong Kong shall occur immediately prior to the corresponding resale of such ASF Furnaces by GT Hong Kong to the applicable Customer. 2.3 Delivery. The Mesa ASF Furnaces sold pursuant to Intercompany Sales shall be delivered to GT Hong Kong as directed by GTAT Corp. 2.4 Mesa ASF Price. The purchase price of each Mesa ASF Furnace to be purchased by GT Hong Kong pursuant to an Intercompany Sale (such price, the “Mesa ASF Price”) shall be equal to [* * *]. 2.5 Payment of Mesa ASF Price. With respect to each Intercompany Sale of Mesa ASF Furnaces, GT Hong Kong agrees to pay GTAT Corp. or GT SPE, as applicable, the Mesa ASF Price for such Mesa ASF Furnaces in immediately available funds and in U.S. dollars no later than the date that is 30 days after the date of delivery of such Mesa ASF Furnaces; provided, however, that if GT Hong Kong does not receive the full sale price for the sale of an ASF Furnace to a Customer in a single installment, GT Hong Kong shall pay the Mesa ASF Price to GTAT Corp. ratably as and when GT Hong Kong receives each installment of the sale price.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. 6 2.6 Exclusivity. GT Hong Kong shall purchase all of its requirements of ASF Furnaces from GTAT Corp. and/or GT SPE; provided, that GT Hong Kong shall have no obligation to buy, and GTAT Corp. or GT SPE, as the case may be, shall have no obligation to sell a Mesa ASF Furnace if, after taking into account all payments contemplated under the Intercompany Settlement, either GT Hong Kong would incur a cash loss on the ultimate sale to the Customer, or GTAT Corp. and/or GT SPE, as the case may be, would incur a cash loss on the sale of a Mesa ASF Furnace to GT Hong Kong. 2.7 NO EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY. GTAT CORP. AND GT SPE MAKE NO REPRESENTATION OR WARRANTY, EXPRESSED OR IMPLIED, UNDER CONTRACT, AT LAW, OR IN EQUITY, WITH RESPECT TO ANY OF THE MESA ASF FURNACES, INCLUDING REPRESENTATIONS OR WARRANTIES WITH RESPECT TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, SUITABILITY, USAGE, WORKMANSHIP, QUALITY, PHYSICAL CONDITION, OR VALUE, AND ANY AND ALL SUCH REPRESENTATIONS AND WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED. 3. SECURITY INTERESTS 3.1 Grant of Security Interest in GTAT Corp. Collateral. (a) GT Hong Kong hereby grants to GTAT Corp. a security interest in the GTAT Corp. Collateral to secure all of GT Hong Kong’s present and future obligations to pay GTAT Corp. for GTAT Corp. ASF Furnaces. (b) To secure all of GT Hong Kong’s present and future obligations to pay GTAT Corp. for GTAT Corp. ASF Furnaces, GT Hong Kong also grants a floating charge in the GTAT Corp. Collateral, pursuant to the Debenture; provided, however, that nothing in the Debenture shall be deemed or interpreted to modify the rights set forth in this Intercompany Sales Agreement. (c) GT Hong Kong hereby authorizes GTAT Corp. to file financing statements describing the GTAT Corp. Collateral and to take any and all other steps necessary or advisable to perfect or protect the security interests under this Section 3.1. 3.2 Grant of Security Interest in GT SPE Collateral. (a) GT Hong Kong hereby grants to GT SPE a security interest in the GT SPE Collateral to secure all of GT Hong Kong’s present and future obligations to pay GT SPE for GTAT SPE ASF Furnaces.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. 7 (b) To secure all of GT Hong Kong’s present and future obligations to pay GT SPE for GT SPE ASF Furnaces, GT Hong Kong also grants a floating charge in the GTAT Corp. Collateral under Hong Kong law, pursuant to the Debenture; provided, however, that nothing in the Debenture shall be deemed or interpreted to modify the rights set forth in this Intercompany Sales Agreement. (c) GT Hong Kong hereby authorizes GT SPE to file financing statements describing the GT SPE Collateral and to take any and all other steps necessary or advisable to perfect or protect the security interests under this Section 3.2. 3.3 GT Hong Kong agrees to execute any further documents, and to take any further actions, reasonably requested by GTAT Corp. or GT SPE, as applicable, to evidence or perfect the security interests granted in this Article 3, to maintain the first priority of these security interests, or to effectuate the rights granted to GTAT Corp. and GT SPE in this Article 3. 3.4 If a sale of ASF Furnaces by GT Hong Kong to a Customer involves both GTAT Corp. ASF Furnaces and GT SPE ASF Furnaces (any such sale, a “Combined Sale”), the security interests granted in respect of the GTAT Corp. Collateral and the GT SPE Collateral shall be equal in priority and the proceeds of such collateral resulting from such sale shall be shared by GTAT Corp. and GT SPE ratably based on the Mesa ASF Prices for the GTAT Corp. ASF Furnaces and GT SPE ASF Furnaces composing such Combined Sale. 3.5 The security interest securing GT Hong Kong’s obligations under this Intercompany Sales Agreement shall be junior to the security interests securing the Priority Note and the Contingent Note. 4. INDEMNIFICATION 4.1 GTAT Corp. ASF Furnaces. With respect to Mesa ASF Furnaces sold by GT Hong Kong to Customers which Mesa ASF Furnaces were originally GTAT Corp. ASF Furnaces, GTAT Corp. shall indemnify, defend, and hold GT Hong Kong harmless from and against any and all claims, damages, liabilities, and losses (including reasonable attorney’s fees) incurred or suffered by GT Hong Kong related to any claim asserted by a Customer against GT Hong Kong for personal injury or property damage solely to the extent caused by the gross negligence or willful misconduct of GTAT Corp. with respect to such GTAT Corp. ASF Furnaces. Notwithstanding Section 2.7 hereof, the foregoing indemnity shall not cover any claims, damages, liabilities, and losses incurred or suffered by GT Hong Kong related to any claim asserted by a Customer against GT Hong Kong for breach of warranty with respect to such GTAT Corp. ASF Furnaces, except (i) in the case of gross negligence or willful misconduct by GTAT Corp. and (ii) [* * *].

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. 8 4.2 GT SPE ASF Furnaces. With respect to Mesa ASF Furnaces sold by GT Hong Kong to Customers which Mesa ASF Furnaces were originally GT SPE ASF Furnaces, GT SPE shall indemnify, defend, and hold GT Hong Kong harmless from and against any and all claims, damages, liabilities, and losses (including reasonable attorney’s fees) incurred or suffered by GT Hong Kong related to any claim asserted by a Customer against GT Hong Kong for personal injury or property damage allegedly solely to the extent caused by the gross negligence or willful misconduct of GT SPE with respect to such GT SPE ASF Furnaces. Notwithstanding Section 2.7 hereof, the foregoing indemnity shall not cover any claims, damages, liabilities, and losses incurred or suffered by GT Hong Kong related to any claim asserted by a Customer against GT Hong Kong for breach of warranty with respect to such GT SPE ASF Furnaces, except (i) in the case of gross negligence or willful misconduct by GT SPE and (ii) [* * *] 5. EVENTS OF DEFAULT AND REMEDIES 5.1 Events of Default. The occurrence of any of the following shall, at the option of GTAT Corp. or GT SPE, as applicable, be an Event of Default: (a) GT Hong Kong’s failure to comply with any of the provisions of this Intercompany Sales Agreement; (b) Other than the remittance of payments to GTAT Corp. or GT SPE as contemplated by this Intercompany Sales Agreement, the transfer or disposition by GT Hong Kong of any of the GTAT Corp. Collateral or GT SPE Collateral without the consent of GTAT Corp. or GT SPE, as applicable; (c) The attachment, execution, garnishment, or levy by a third party on any of the GTAT Corp. Collateral or GT SPE Collateral; (d) An Event of Default has occurred under the Priority Note or the Contingent Note, or GT Hong Kong is in material breach of any of its obligations under (a) the Intercompany Settlement Agreement, (b) the ASF License Agreement (as amended by that certain First Amendment to ASF License Agreement, dated as of July 20, 2015), (c) the Cost Sharing Agreement (as amended by that certain First Amendment to Cost Sharing Agreement, dated as of July 20, 2015), (d) the Poly/DSS License Agreement (as amended by that certain Second Amendment to Poly/DSS License Agreement, dated as of July 20, 2015), (e) the 2010 Services Agreement (as amended by that certain First Amendment to Management and Administrative Services Agreement (Effective as of July 5, 2015), dated as of July 20, 2015), or (f) the 2011 Services Agreement (as amended by that certain First Amendment to Management and Administrative Services Agreement (Effective as of April 3, 2011), dated as of July 20, 2015), and such breach is not cured within 10 days after GTAT Corp. provided notice of such breach to GT Hong Kong;

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. 9 (e) The Chapter 11 Case of either GTAT Corp. or GT Hong Kong is converted to a case under chapter 7 of the Bankruptcy Code. 5.2 Remedies Upon Default. Upon the occurrence and during the continuation of any Event of Default, GTAT Corp. or GT SPE, as applicable, acting individually or jointly, may: (a) Declare all or any portion of the obligations owed to GTAT Corp. or GT SPE, as applicable, hereunder immediately due and payable; (b) Pursue any and all remedies available at law or in equity to collect, enforce, or otherwise satisfy any obligations then owing by GT Hong Kong to GTAT Corp. or GT SPE, as applicable; (c) Pursue any and all remedies available at law (including those available under the provisions of the New York Uniform Commercial Code) or in equity to enforce the security interests granted hereunder by GT Hong Kong to GTAT Corp. or GT SPE, as applicable; (d) Pursue any and all of the following remedies separately, successively, or simultaneously: (i) File suit and obtain judgment and, in conjunction with any action, seek any ancillary remedies provided by law, including levy of attachment and garnishment, (ii) Demand that GT Hong Kong make the GTAT Corp. Collateral or GT SPE Collateral, as applicable, available to GTAT Corp. or GT SPE, as applicable, as each may direct (and GT Hong Kong hereby agrees to comply with such demand), and (iii) With or without taking possession, sell, lease, or otherwise dispose of the GTAT Corp. Collateral or GT SPE Collateral, as applicable, at public or private sale in accordance with the New York Uniform Commercial Code. 5.3 Remedies Cumulative. The rights and remedies of GTAT Corp. and GT SPE under this Intercompany Sales Agreement are cumulative. GTAT Corp. and GT SPE shall have all other rights and remedies not inconsistent herewith as provided under the New York Uniform Commercial Code, by law, or in equity. No exercise by GTAT Corp. or GT SPE of one right or remedy shall be deemed an election, and no waiver by GTAT Corp. or GT SPE of any Event of Default shall be deemed a continuing waiver. No delay by GTAT Corp. or GT SPE shall constitute a waiver, election, or acquiescence by it. 6. MISCELLANEOUS

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. 10 6.1 Currency Conversion. In any case where this Agreement requires GT Hong Kong to remit to GTAT Corp. or GT SPE an amount equal to the amount that GT Hong Kong has received from a Customer and where the payment made by such Customer was made in a currency other than U.S. dollars, this Agreement shall be understood to require GT Hong Kong to immediately convert the amount of the payment received from its Customer into U.S. dollars at the then prevailing exchange rates as quoted by reputable currency exchange brokers in GT Hong Kong’s local market and to remit the amount received by such conversion (i.e., net of fees or commissions paid to effectuate such conversion), in immediately available U.S. dollars, to GTAT Corp. or GT SPE, as applicable, and only the amount so remitted will be credited against the obligations owed by GT Hong Kong to GTAT Corp. or GT SPE, as applicable. 6.2 Approval Order. The effectiveness of this Intercompany Settlement Agreement and the obligations of the Parties are conditioned upon entry of (a) an order, substantially in the form attached to the Debtors’ motion, dated July 6, 2015 [Docket No. 1998] (the “Approval Order”), approving, among other things, the Parties’ entry into the Intercompany Settlement Agreement. 6.3 Attorney’s Fees. GT Hong Kong agrees to pay or reimburse upon demand GTAT Corp. and GT SPE for all of its reasonable out-of-pocket costs and expenses (including reasonable attorney’s fees) incurred in connection with the enforcement of GT Hong Kong’s obligations under this Intercompany Sales Agreement or the exercise of any rights or remedies hereunder or under applicable law, including, without limitation, the exercise of rights and remedies with respect to the GTAT Corp. Collateral and the GT SPE Collateral. 6.4 No Third-Party Beneficiaries. This Intercompany Sales Agreement is for the sole benefit of the Parties and their respective successors and assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit, or remedy of any nature whatsoever. 6.5 Severability. If any term or provision of this Intercompany Sales Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Intercompany Sales Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the Parties shall negotiate in good faith to modify this Intercompany Sales Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible. 6.6 Modifications. No term or provision of this Intercompany Sales Agreement may be amended or waived except in writing signed by the Parties that are to be affected by such amendment or waiver.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. 11 6.7 Entire Agreement. This Intercompany Sales Agreement, together with the Intercompany Settlement Agreement and the exhibits thereto, constitutes the entire agreement of the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. 6.8 Governing Law; Submission to Jurisdiction. This Intercompany Sales Agreement, and all of the rights of the Parties arising out of or related to the transactions that are the subject hereof, shall be governed by and construed in accordance with the laws of the State of New York, USA. All actions and proceedings arising out of or relating to this Intercompany Sales Agreement shall be heard and determined in the Bankruptcy Court, or if the Bankruptcy Court no longer has jurisdiction or abstains, then in the state courts of New York sitting in New York City in the Borough of Manhattan or, to the extent subject matter jurisdiction exists therefor, the United States District Court for the Southern District of New York, and the Parties irrevocably submit to the exclusive jurisdiction of such courts in respect of any such actions or proceedings. <Signature Pages to Follow>

IN WITNESS WHEREOF, each of the Parties has duly executed this Agreement as of the date first written above. GT Advanced Technologies Limited, a Hong Kong limited liability company By: __________________________________ Printed Name: __________________________ Title: _________________________________ Date: _________________________________ GTAT Corporation, a Delaware corporation By: __________________________________ Printed Name: __________________________ Title: _________________________________ Date: _________________________________ GT Advanced Equipment Holding LLC, a Delaware limited liability company By: __________________________________ Printed Name: __________________________ Title: _________________________________ Date: _________________________________